Note 12 - Subsequent Events	12 Months Ended
Dec. 31, 2015
Subsequent Events [Abstract]
Subsequent Events [Text Block]

NOTE 12 – SUBSEQUENT EVENTS

In January 2016 we commenced a registered offer (the “Exchange Offer”) to exchange, on a one-for-one basis, new units (the “New Units”) in exchange for the 1,895,010 outstanding units (the “Existing Units”) that were issued in the Offering and the Unit Exchange. Each New Unit, if issued, would have consisted of shares of common stock and certain warrants to purchase common stock. On March 2, 2016, we announced the termination of the Exchange Offer. None of the Existing Units were accepted for exchange in the Exchange Offer.